Document processing fee
If document is filed on paper — $150.00
If document is filed electronically — Currently Not Available
Fees & forms/cover sheets are subject to change.
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business.
Paper documents must be typewritten or machine printed.

20121680673
$150.00
SECRETARY OF STATE
12/10/2012 10:59:43

ABOVE SPACE FOR OFFICE USE ONLY

## Statement of Correction Correcting Information Other Than Principal Office Address or Registered Agent Information

filed pursuant to §7-90-305 of the Colorado Revised Statutes (C.R.S.)

Document number (of filed document to be corrected): 20111178093

ID number: 19871628889

1. Entity name: STANDARD GOLD, INC.

2. True name (if different from the entity name): ______

**The corrected statement(s) below correct(s) the corresponding incorrect statement(s) that is/are contained in the filed document identified by the document number above.**

**Complete the following sections as applicable. Leave the section blank if it does not apply. You must complete section 15.**

3. Corrections made below are intended to update the entity's current information ☐

**OR**

Corrections made below are intended for historical purposes only, and not to update the entity's current information ☐.

4. Correction of entity name of record ______

5. Correction of true name of record ______

6. Correction of entity form of record ______

7. Correction of jurisdiction of formation of record ______

8. Correction of delayed effective date of record
(only for filed documents that have not become effective)

______________________
(mm/dd/yyyy)

9. Correction of period of duration of record

If the entity's period of duration as corrected is perpetual, mark this box ☐

**OR**

If period of duration is less than perpetual, state the date on which the period of duration expires: ______________________
(mm/dd/yyyy)

10. If other information contained in the filed document is being corrected, mark this box ☐ and include an attachment stating the information to be corrected and each such correction.

11. Correction regarding unauthorized filed document (if the filed document should not have been filed, mark this box ☑ and include an attachment stating each incorrect statement that is corrected by the statement of correction).
*(only for filed documents that have become effective)*

12. If this statement of correction affects another record in the records of the Secretary of State, mark this box ☐ and include an attachment stating the entity name, true name, trade name, or trademark and the identification number of that record.

13. If this statement of correction affects this record's status, mark this box ☐.

14. *(If this statement of correction revokes a filed document that states a delayed effective date but has not yet become effective, adopt the following statement by marking the box.)*
☐ The filed document is revoked.

**Notice:**
Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual's act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

15. The true name and mailing address of the individual causing this document to be delivered for filing are

| | | | |
|---|---|---|---|
| Ullman | Sharon | | |
| (Last) | (First) | (Middle) | (Suffix) |
| 611 Walnut Street | | | |
| (Street number and name or Post Office Box information) | | | |
| c/o Certified Services | | | |
| Gadsden | AL | 35901 | |
| (City) | (State) | (ZIP/Postal Code) | |
| | | | |
| (Province – if applicable) | (Country) | | |

(If applicable, adopt the following statement by marking the box and include an attachment.)

☐ This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

**Disclaimer:**

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).

**Attachment to Certificate of Correction Correcting Information Other Than Principal Officer Address or Registered Agent Information Filed by Standard Gold, Inc.**

**Document to be corrected: Articles of Incorporation (Document # 20111178093)**

**Statement of Incorrect Information:**

ARTICLE IV
CAPITAL STOCK

1. Authorized Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is One Hundred Million (100,000,000) shares of $.001 par value each, which shares shall be designated "Common Stock"; and Fifty Million (50,000,000) shares of $.001 par value each, which shares shall be designated "Preferred Stock" and which may be issued in one or more series at the discretion of the Board of Directors. Of such authorized shares of Preferred Stock, Ten Million shares of $.001 par value each, with an original issue price of $1.00 per share (the "Original Issue Price"), shall be designated "Series A Preferred Stock." In establishing a series the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Colorado Business Corporation Act.

2. Dividends. Dividends in cash, property or shares shall be paid upon the Preferred Stock for any year on a cumulative or noncumulative basis as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock, to the extent earned surplus for each such year is available, in an amount as determined by a resolution of the Board of Directors. Such Preferred Stock dividends shall be paid pro rata to holders of Preferred Stock in any amount not less than nor more than the rate as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock. No other dividends shall be paid on the Preferred Stock.

Dividends in cash, property or shares of the Corporation may be paid upon the Common Stock, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law, except that no Common Stock dividend shall be paid for any year unless the holders of Preferred Stock, if any, shall receive the maximum allowable Preferred Stock dividend for such year.

Notwithstanding anything contained herein to the contrary, from and after the date of the issuance of any shares of Series A Preferred Stock, dividends at a rate per annum equal to five percent (5%) of the Liquidation Value (as defined in Section 3 hereof) of the Series A Preferred Stock plus the amount of previously accrued dividends, compounding on an annual basis, shall accrue on such shares of Series A Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or

other similar recapitalization with respect to the Series A Preferred Stock) (the "Accruing Dividends"). Accruing Dividends shall accrue from day to day, and shall be cumulative. The Corporation may pay Accruing Dividends at any time; provided, however, that Accruing Dividends must be paid in full to holders of Series A Preferred Stock upon the occurrence of a Liquidity Event (as defined in Section 3 hereof).

3. <u>Distribution in Liquidation.</u> Upon any liquidation, dissolution or winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, first pro rata to the holders of the Series A Preferred Stock in an amount equal to the Liquidation Value (as described below); then, to any other series of Preferred Stock, until an amount to be determined by a resolution of the Board of Directors prior to issuances of such Preferred Stock, has been distributed per share, and, then, the remainder pro rata to the holders of the Common Stock.

Upon the occurrence of any Liquidation Event (as defined below), each holder of Series A Preferred Stock will receive a payment equal to the Original Issue Price for each share of Series A Preferred Stock held by such holder, plus any Accruing Dividends (the "Liquidation Value"). A "Liquidation Event" will have occurred when:

- The Corporation has an average market capitalization (calculated by adding the value of all outstanding shares of Common Stock valued at the Corporation's closing sale price on the OTCBB or other applicable bulletin board or exchange, plus the value of the outstanding Series A Preferred Stock at the Original Issues Price per share) of $200,000,000 or more over any 90-day period. The holders of the Series A Preferred Stock would have the right, for 30 days after the end of such qualifying 90-day measurement period, to require the Corporation to purchase the Series A Preferred Stock for an amount equal to the Liquidation Value.

- Any Liquidity Event in which the Corporation receives proceeds of $50,000,000 or more. For purposes hereof, a "Liquidity Event" means any (a) liquidation, dissolution or winding up of the Corporation; (b) acquisition of the Corporation by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, share exchange, share purchase or consolidation) provided that the applicable transaction shall not be deemed a liquidation unless the Corporation's stockholders constituted immediately prior to such transaction hold less than 50% of the voting power of the surviving or acquiring entity; or (c) the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries.

Written notice of any Liquidation Event (the "Liquidation Notice") shall be given by mail, postage prepaid, or by facsimile to non-U.S. residents, not less than five (5) days prior to the anticipated payment date state therein, to the holders of record of Series A Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The Liquidation Notice shall state (i) the anticipated payment date, and (ii) the total Liquidation Value available for distribution to Series A Preferred Stock shareholders upon the occurrence of the Liquidation Event.

4. Redemption. The Series A Preferred Stock may be redeemed in whole or in part as determined by a resolution of the Board of Directors at any time, at a price equal to the Liquidation Value. Any other series of Preferred Stock may be redeemed in whole or in part as determined by a resolution of the Board of Directors, at any time prior to the issuance of such Preferred Stock, upon prior notice to the holders of record of the Preferred Stock, published, mailed and given in such manner and form and on such other terms and conditions as may be prescribed by the Bylaws or by resolution of the Board of Directors, by payment in cash or Common Stock for each share of the Preferred Stock to be redeemed, as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock. Common Stock used to redeem Preferred Stock shall be valued as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock. Any rights to or arising from fractional shares shall be treated as rights to or arising from one share. No such purchase or retirement shall be made if the capital of the Corporation would be impaired thereby.

If less than all the outstanding shares are to be redeemed, such redemption may be made by lot or pro rata as may be prescribed by resolution of the Board of Directors; provided, however, that the Board of Directors may alternatively invite from shareholders offers to the Corporation of Preferred Stock at less than an amount to be determined by a resolution of the Board of Directors prior to issuance of such Preferred Stock, and when such offers are invited, the Board of Directors shall then be required to buy at the lowest price or prices offered, up to the amount to be purchased.

From and after the date fixed in any such notice as the date of redemption (unless default shall be made by the Corporation in the payment of the redemption price), all dividends on the Preferred Stock thereby called for redemption shall cease to accrue and all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price, shall cease and terminate.

Any purchase by the Corporation of the shares of its Preferred Stock shall not be made at prices in excess of said redemption price.

5. Voting Rights; Cumulative Voting. Each outstanding share of Common Stock shall be entitled to one vote and each fractional share of Common Stock shall be entitled to a corresponding fractional share on each matter submitted to a vote of shareholders. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Except as otherwise provided by these Articles of Incorporation or the Colorado Business Corporation Act, if

a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. When, with respect to any action to be taken by shareholders of this Corporation, the laws of Colorado require the vote or concurrence of the holders of two-thirds of the outstanding shares, of the shares entitled to vote thereon, or of any class or series, such action may be taken by the vote or concurrence of a majority of such shares or class or series thereof. Cumulative voting shall not be allowed in the election of directors of this Corporation.

Shares of Series A Preferred Stock shall have no rights to vote on any matter submitted to a vote of shareholders, except as required by law, in which case each share of Series A Preferred Stock shall be entitled to one vote. Any other shares of Preferred Stock shall only be entitled to such vote as is determined by the Board of Directors prior to the issuance of such stock, except as required by law, in which case each share of Preferred Stock shall be entitled to one vote.

6. Denial of Preemptive Rights. No holder of any shares of the Corporation, whether now or hereafter authorized, shall have any preemptive or preferential right to acquire any shares of securities of the Corporation, including shares of securities held in the treasury of the Corporation.

7. Conversion Rights. Holders of Series A Preferred Stock will have no right to convert such shares into any other equity securities of the Corporation. Holders of shares of any other series of Preferred Stock may be granted the right to convert such Preferred Stock to Common Stock of the Corporation on such terms as may be determined by the Board of Directors prior to issuance of such Preferred Stock.

**Statement of Correct Information:**

ARTICLE IV
CAPITAL STOCK

The aggregate number of shares which this Corporation shall have authority to issue is One Hundred Million (100,000,000) shares of $.001 par value each, which shares shall be designated "Common Stock"; and Fifty Million (50,000,000) shares of $1.00 par value each, which shares shall be designated "Preferred Stock" and which may be issued in one or more series at the discretion of the Board of Directors. In establishing a series the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Colorado Business Corporation Act.

1. Dividends. Dividends in cash, property or shares shall be paid upon the Preferred Stock for any year on a cumulative or noncumulative basis as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock, to the

extent earned surplus for each such year is available, in an amount as determined by a resolution of the Board of Directors. Such Preferred Stock dividends shall be paid pro rata to holders of Preferred Stock in any amount not less than nor more than the rate as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock. No other dividends shall be paid on the Preferred Stock.

Dividends in cash, property or shares of the Corporation may be paid upon the Common Stock, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law, except that no Common Stock dividend shall be paid for any year unless the holders of Preferred Stock, if any, shall receive the maximum allowable Preferred Stock dividend for such year.

2. Distribution in Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, first pro rata to the holders of the Preferred Stock until an amount to be determined by a resolution of the Board of Directors prior to issuances of such Preferred Stock, has been distributed per share, and, then, the remainder pro rata to the holders of the Common Stock.

3. Redemption. The Preferred Stock may be redeemed in whole or in part as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock, upon prior notice to the holders of record of the Preferred Stock, published, mailed and given in such manner and form and on such other terms and conditions as may be prescribed by the Bylaws or by resolution of the Board of Directors, by payment in cash or Common Stock for each share of the Preferred Stock to be redeemed, as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock. Common Stock used to redeem Preferred Stock shall be valued as determined by a resolution of the Board of Directors prior to redeem Preferred Stock shall be valued as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock. Any rights to or arising from fractional shares shall be treated as rights to or arising from one share. No such purchase or retirement shall be made if the capital of the Corporation would be impaired thereby.

If less than all the outstanding shares are to be redeemed, such redemption may be made by lot or pro rata as may be prescribed by resolution of the Board of Directors; provided, however, that the Board of Directors may alternatively invite from shareholders offers to the Corporation of Preferred Stock at less than an amount to be determined by a resolution of the Board of Directors prior to issuance of such Preferred Stock, and when such offers are invited, the Board of Directors shall then be required to buy at the lowest price or prices offered, up to the amount to be purchased.

From and after the date fixed in any such notice as the date of redemption (unless default shall be made by the Corporation in the payment of the redemption price), all dividends on the Preferred Stock thereby called for redemption shall cease to accrue and

all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price, shall cease and terminate.

Any purchase by the Corporation of the shares of its Preferred Stock shall not be made at prices in excess of said redemption price.

4. Voting Rights; Cumulative Voting. Each outstanding share of Common Stock shall be entitled to one vote and each fractional share of Common Stock shall be entitled to a corresponding fractional share on each matter submitted to a vote of shareholders. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Except as otherwise provided by these Articles of Incorporation or the Colorado Business Corporation Act, if a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. When, with respect to any action to be taken by shareholders of this Corporation, the laws of Colorado require the vote or concurrence of the holders of two-thirds of the outstanding shares, of the shares entitled to vote thereon, or of any class or series, such action may be taken by the vote or concurrence of a majority of such shares or class or series thereof. Cumulative voting shall not be allowed in the election of directors of this Corporation.

Shares of Preferred Stock shall only be entitled to such vote as is determined by the Board of Directors prior to the issuance of such stock, except as required by law, in which case each share of Preferred Stock shall be entitled to one vote.

5. Denial of Preemptive Rights. No holder of any shares of the Corporation, whether now or hereafter authorized, shall have any preemptive or preferential right to acquire any shares of securities of the Corporation, including shares of securities held in the treasury of the Corporation.

6. Conversion Rights. Holders of shares of Preferred Stock may be granted the right to convert such Preferred Stock to Common Stock of the Corporation on such terms as may be determined by the Board of Directors prior to issuance of such Preferred Stock.

**Statement of Incorrect Information:**

ARTICLE VIII

AMENDMENTS

The Corporation reserves the right to amend its Articles of Incorporation from time to time in accordance with the Colorado Business Corporation Act. Notwithstanding the foregoing, Article IV of these Articles of Incorporation cannot be amended in any way without the consent of a majority of the holders of the Series A Preferred Stock. Furthermore, the previous sentence of this Article VIII cannot be amended in any way without the consent of a majority of the holders of the Series A Preferred Stock.

**Statement of Correct Information:**

ARTICLE VIII
AMENDMENTS

The Corporation reserves the right to amend its Articles of Incorporation from time to time in accordance with the Colorado Business Corporation Act.